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                                                                  EXECUTION COPY
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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     REGISTRATION RIGHTS AGREEMENT, dated as of June 16, 2000, between NM Acquisition Corp., a Delaware corporation (the "Company"), and Craig O. McCaw (the "Stockholder").

                                    RECITALS
                                    --------

     A. The Company and the Stockholder each own fifty percent of the outstanding limited liability company interests in LHP, L.L.C., a limited liability company organized under the laws of the State of Washington ("LHP"); and LHP owns one hundred percent of the outstanding limited liability company interests in INTERNEXT, L.L.C., a limited liability company organized under the laws of the State of Delaware.

     B. The Company has entered into an Amended and Restated Agreement and Plan of Merger and Share Exchange Agreement, dated May 10, 2000 (the "Transaction Agreement"), by and among the Company, NM Acquisition Corp. ("Newco"), the Stockholder, Eagle Rive Investments, L.L.C. and Concentric Network Corporation ("Concentric") providing for, among certain other transactions, the terms and conditions on which the Company is to purchase from the Stockholder, and the Stockholder is to sell to the Company, all of the Stockholder's right, title and interest in LHP in exchange for the issuance to the Stockholder of a certain number of shares of Class A common stock of the Company, par value $.02 per share (the "Class A Common Stock" and , together with all other classes of common stock of the Company, the "Common Stock"), and setting forth certain alternative transaction structures through which the Stockholder's right, title and interest in LHP may be acquired by the Company.

     C. In order to induce the Stockholder to enter into the Transaction Agreement, the Company has agreed to grant the Stockholder certain registration rights regarding the shares of Class A Common Stock to be received by the Stockholder pursuant to the Transaction Agreement, all upon the terms and conditions set forth herein.

     D. Capitalized terms used in this Agreement have the meanings given to them in Section 3.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Registration under the Securities Act.

     Section 1.1. Required Registrations. (a) Request. Upon the terms and subject to the conditions of this Agreement, at any time during the period beginning on the date hereof and ending on the second anniversary of the date hereof (the "Registration Period"), upon the written request of the Stockholder (in such capacity, the "Requesting Holder") requesting that the Company effect registration under the Securities Act of all or a specified number of Registrable Securities (which request shall, subject to Section 1.1(g), also specify the intended method or methods of disposition thereof), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so



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requested to register by the Requesting Holder, for disposition, according to the intended method or methods of disposition specified by the Requesting Holder; subject to Section 1.1(g), provided that the Company shall not be required to (i) effect more than two registrations pursuant to this Section 1.1;
(ii) effect a registration pursuant to this Section 1.1 if, within the 90 days immediately preceding the effective date of such registration, a registration pursuant to this Section 1.1 or a registration in which the Requesting Holder was entitled to participate (or would have been entitled to participate but for the provisions of Section 1.2(b)) pursuant to Section 1.2 has been effected; or,
(iii) effect a registration pursuant to this Section 1.1 for Registrable Securities having an estimated aggregate public offering price of less than $50 million.

     (b) Effective Registration Statement. A registration requested pursuant to this Section 1.1 shall not be deemed to be effected unless a registration statement with respect thereto becomes effective under the Securities Act and remains effective for a period of at least 120 days (or such shorter period when all the Registrable Securities covered by such registration statement have been sold pursuant thereto).

     (c) Registration Statement Form. Registration statements filed under this
Section 1.1 shall be on such form of the Commission as shall be selected by the Company and approved by the Requesting Holder (which approval shall not be unreasonably withheld), and as shall permit the disposition of the subject Registrable Securities according to the intended method or methods of disposition specified by the Requesting Holder.

     (d) Expenses. The Company shall pay all Registration Expenses incurred in connection with any registration requested pursuant to this Section 1.1; provided that the Requesting Holder shall pay all of such Registration Expenses described in clause (g) of the definition of such term contained herein, and shall pay its pro rata share of such Registration Expenses described in clause
(h) of such definition on the basis of the number of shares sold.

     (e) Selection of Underwriters. If a registration pursuant to this Section
1.1 involves an underwritten offering, the managing or lead underwriter or underwriters shall be selected by the Requesting Holder with the approval of the Company, which approval shall not be unreasonably withheld.

     (f) Priority in Requested Registrations. If a registration pursuant to this
Section 1.1 involves an underwritten offering and the managing underwriter advises that the aggregate number of securities proposed to be included in such offering should be reduced due to market conditions or otherwise, (i) the number of securities included in such registration shall be limited to that number of securities that the managing underwriter has so advised may be included in such offering (the "Maximum Number"), (ii) if no securities other than Registrable Securities are proposed to be included in such registration, the Registrable Securities requested to be registered shall be included in such registration up to the Maximum Number, and (iii) if securities other than Registrable Securities ("Other Securities") are proposed to be included in such registration, such Other Securities shall be included in, and Registrable Securities requested to be registered shall be excluded from, such registration to the extent required by the terms of any Specified Agreements.


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     (g) Manner of Sale. So long as the Stockholder owns in excess of 2.5% of the fully diluted Common Stock (after giving effect to the exercise of all outstanding options, warrants and other rights to purchase Common Stock whether or not such options, warrants or other rights are then exercisable (the "Threshold Amount")), the Stockholder agrees that, except as provided in the following sentence or except with the written consent of the Company (which consent shall not be unreasonably withheld), the Stockholder shall sell or otherwise effectuate a distribution of Registrable Securities included in a registration effected pursuant to this Section 1.1 only (i) pursuant to one or more firm commitment underwritten public offerings, (ii) in one or more block trades, or (iii) pursuant to a staged sale in which a block of registered securities is transferred to an independent trustee who is directed pursuant to irrevocable instructions to sell a specified number of such shares over a specified period of time at a specified rate, notwithstanding the market price level of the Company's securities, provided that the number of such shares sold on any trading day shall not exceed 25,000. Notwithstanding anything to the contrary set forth in the preceding sentence, at any time while the Stockholder owns an amount of Common Stock in excess of the Threshold Amount, the Stockholder shall have the right to effectuate a distribution of Registrable Securities included in a registration effected pursuant to this Section 1.1 in any other manner, including pursuant to a shelf registration statement, if in the opinion of a nationally recognized investment banker selected by the Company and the Stockholder, distributions of Registrable Securities made in the manner proposed by the Stockholder would not adversely affect the market for the Common Stock. Nothing contained herein shall be deemed to impose any restriction on the transfer of any Common Stock by the Stockholder other than a restriction on the manner of sale of Registrable Securities included in a registration effected pursuant to this Section 1.1.

     Section 1.2. "Piggy-Back" Registration Rights. (a) Right to Participate. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders, and other than pursuant to Section 1.1), whether or not for sale for its own account, the Company shall give prompt written notice to the Stockholder of its intention to do so. Upon the terms and subject to the conditions of this Agreement, upon the written request of the Stockholder (in such capacity, the "Participating Holder") made within 10 days after the delivery of any such notice by the Company (which request shall specify the number of Registrable Securities proposed to be included in such registration and to be disposed of by the Participating Holder and the intended method or methods of such disposition), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by such Participating Holder. If, at any time after giving written notice of its intention to register any such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Participating Holder and, thereupon,
(i) in the case of a determination not to register, the Company need not register any Registrable Securities in connection with such registration, without prejudice, however, to any rights of the Participating Holder to request that such registration be effected as a registration under Section 1.1, and (ii) in the case of a determination to delay registering, the Company may delay registering any Registrable Securities for the same period as the delay in


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registering such other securities. No registration effected under this Section
1.2 shall relieve the Company of its obligation to effect any registration upon request under Section 1.1.

     (b) Priority in Piggy-Back Registration Rights. If a registration pursuant to this Section 1.2 involves an underwritten offering and the managing underwriter advises that the aggregate number of securities proposed to be included in such offering should be reduced due to market conditions or otherwise, the Company shall include in such registration, to the extent permitted by the terms of the Specified Agreements, up to the number of the following securities that the Company is so advised can be sold, in the following order of priority: (i) securities proposed to be included by the Company, (ii) on a pro rata basis in accordance with the number of securities proposed by the relevant Persons to be included in such registration, securities proposed to be included by any stockholder triggering such piggy-back registration and Registrable Securities requested by the Participating Holder to be included pursuant to Section 1.2(a) and (iii) on a pro rata basis in accordance with the number of securities proposed by the relevant Persons to be included in such registration, other securities of the Company requested to be included by any other holder having the right to include securities in such registration.

     (c) Expenses. All Registration Expenses incurred in connection with any registration requested pursuant to this Section 1.2 shall be borne by the Company (or such other Persons, other than the Participating Stockholder, participating in such registration, if the applicable contract so provides), provided that the Participating Stockholder shall pay all of such Registration Expenses described in clause (g) of the definition of such term contained herein, and shall pay its pro rata share of such Registration Expenses described in clause (h) of such definition on the basis of the number of shares sold.

     (d) Selection of Underwriters. If an incidental registration pursuant to this Section 1.2 involves an underwritten offering, the managing or lead underwriter or underwriters shall be selected by the Company with the approval of the Participating Holder, which approval shall not be unreasonably withheld.

     Section 1.3. Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities as provided in Sections 1.1 and 1.2, the Company shall as expeditiously as possible:

     (a) prepare and as soon thereafter as possible file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become effective;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than 120 days (subject to extension pursuant to the last paragraph of this Section 1.3) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities by an underwriter or dealer; or (ii) such shorter period as is required for the disposition of all of the Registrable Securities covered by such registration statement in


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accordance with the methods of disposition intended by the Selling Stockholder set forth in such registration statement (but in any event not before the expiration of any longer period of effectiveness required under the Securities
Act), and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the methods of disposition intended by the Selling Stockholder set forth in such registration statement;

     (c) furnish to the Selling Stockholder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents incorporated by reference in such registration statement or prospectus, as the Selling Stockholder may reasonably request to facilitate the disposition of the Registrable Securities in accordance with the Selling Stockholder's intended method of disposition, but only during such time as the Company shall be required under the provisions hereof to cause such registration statement to remain current;

     (d) use its reasonable best efforts to register or qualify Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as the Selling Stockholder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable the Selling Stockholder to consummate the disposition in such jurisdictions in the United States of such Registrable Securities owned by such seller, provided that the Company shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection
(d), (ii) consent to general service of process in any such jurisdiction, (iii) subject itself to taxation in any such jurisdiction or (iv) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction;

     (e) furnish to the Selling Stockholder a signed counterpart, addressed to the Selling Stockholder (and the underwriters, if any), of:

          (i) if such registration includes an underwritten public offering, an opinion of counsel for the Company dated the date of the closing under the underwriting agreement, and

          (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events


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     subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

     (f) notify the Selling Stockholder, at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Selling Stockholder promptly prepare and furnish to the Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and

     (h) use its reasonable best efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange (if such Registrable Securities are not already so listed), and on each other securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

     The Company may require the Selling Stockholder to furnish the Company in writing for inclusion in any registration statement such information regarding the Selling Stockholder and the distribution of such Registrable Securities being sold as the Company may from time to time reasonably request.

     The Selling Stockholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.3(f), such Selling Stockholder shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Selling Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.3(f) and, if so directed by the Company, such Selling Stockholder shall use its reasonable best efforts to deliver to the Company all copies, other than permanent file copies then in the Selling Stockholder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the applicable time period mentioned in
Section 1.3(b) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.3(f), to and including the date when such Selling Stockholder shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.3(f).


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     Section 1.4. Delay of Filing or Sales. (a) The Company shall have the right, upon giving notice to the Selling Stockholder of the exercise of such right, to delay filing a registration statement or to require such Selling Stockholder not to sell any Registrable Securities pursuant to a registration statement for a period of 180 days from the date on which such notice is given, or such shorter period of time as may be specified in such notice or in a subsequent notice delivered by the Company to such effect prior to or during the effectiveness of the registration statement, if (i) the Company is engaged in negotiations with respect to, or has taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other similar transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any of the foregoing, a "Material Activity"),
(ii) such Material Activity would, in the opinion of counsel for the Company, require disclosure so as to permit the Registrable Securities to be sold in compliance with law, and (iii) such disclosure would, in the reasonable judgment of the Company, be adverse to its interests; provided that the Company may not utilize this right more than once in any six-month period.

     (b) Company shall have no obligation to include in any notice contemplated by Section 1.4(a) any reference to or description of the facts based upon which the Company is delivering such notice.

     Section 1.5. Underwritten Offerings.

     (a) Required Underwritten Offerings. If requested by the underwriters of any underwritten offering of Registrable Securities pursuant to a registration requested under Section 1.1, the Company shall enter into an underwriting agreement with such underwriters for such offering. Such agreement shall be reasonably satisfactory in substance and form to the Selling Stockholder, the Company and the underwriters and shall contain representations, warranties, indemnities and agreements as are customarily provided or entered into by an issuer in underwriting agreements of this type, including indemnities for the benefit of the underwriters to the effect and to the extent provided to the Selling Stockholder in Section 1.6. The Selling Stockholder shall be a party to such underwriting agreement.

     (b) Piggy-Back Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by
Section 1.2 and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by the Selling Stockholder pursuant to Section 1.2 and subject to the provisions of Section 1.2(b), use its reasonable best efforts to arrange for such underwriters to include those Registrable Securities designated by the Selling Stockholder among the securities to be distributed by such underwriters. The Selling Stockholder shall be a party to the underwriting agreement between the Company and such underwriters.

     (c) Holdback Agreements. The Stockholder agrees by becoming a holder of Registrable Securities not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force), during the ten days before and the 180 days after any underwritten registration pursuant to Section 1.1 or 1.2 has become effective, except as part of such underwritten registration.


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     Section 1.6. Indemnification.

     (a) Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act pursuant to
Section 1.1 or 1.2, the Company shall, and hereby does, indemnify and hold harmless the Selling Stockholder, its directors, officers, employees, agents and advisors, each underwriter in the offer or sale of such securities, and each other Person, if any, who controls the Selling Stockholder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon

          (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto;

          (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or

          (iii) any violation or alleged violation by the Company of any law or regulation applicable to the Company and relating to action or inaction required of the Company with respect to such registration or the offer or sale of Registrable Securities;

and the Company will reimburse each such Person for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, in reliance upon and in conformity with written information prepared and furnished to the Company by or on behalf of the Selling Stockholder or any underwriter specifically for use in the preparation thereof; provided, further, that the Company shall not be liable to an underwriter in any such registration or to any other Person who controls such underwriter within the meaning of the Securities Act, to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such Person if such statement or omission was timely corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person and shall survive the transfer of such securities by such Person. The Company shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified in respect of a claim for each jurisdiction in which such counsel is required unless a conflict of


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interest exists between such indemnified party and any other indemnified party in respect of such claim.

     (b) Indemnification by the Selling Stockholder. As a condition to including any Registrable Securities held by the Selling Stockholder in any registration statement filed pursuant to Sections 1.1 or 1.2, the Company shall have received an undertaking reasonably satisfactory to it from the Selling Stockholder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.6(a)) the Company, each director, officer, employee, agent and advisor of the Company; each underwriter in the offering or sale of such securities; each other Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act (other than the Selling Stockholder); and each other Person who participates as a seller of securities in such registration and each of its directors, officers, employees, agents and advisors, and each other Person controlling such seller of securities within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by or on behalf of the Selling Stockholder specifically for use therein. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, advisor or controlling Person and shall survive the transfer of such securities by the Selling Stockholder. The indemnity provided by the Selling Stockholder under this Section 1.6(b) shall be only with respect to its own misstatements and omissions and not with respect to those of any other seller or prospective seller of securities, and not jointly and severally, and shall be limited in amount to the net amount of proceeds received by such Selling Stockholder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 1.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 1.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, if the indemnifying party is entitled to do so hereunder, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof


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the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Contribution. If for any reason the indemnity set forth in the preceding subsections of this Section 1.6 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the offering of securities and the statements or omissions or alleged statements or omissions that resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party. No party shall be liable for contribution under this
Section 1.6(d) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 1.6 if such indemnification were enforceable under applicable law.

     (e) Other Indemnification. Indemnification and contributions similar to those specified in the preceding subsections of this Section 1.6 (with appropriate modifications) shall be given by the Company and the Stockholder with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any Governmental Authority other than the Securities Act. The indemnification agreements contained in this Section 1.6 shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registrable Securities by the Stockholder.

     (f) Payments. The indemnification or contribution required by this Section
1.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, subject to refund if the party receiving such payments is subsequently found not to have been entitled thereto hereunder.

     Section 2. Restriction on Transfer of Registration Rights. This Agreement and the rights provided herein are personal to and for the benefit of the Stockholder only, and the same may not be transferred or assigned without the prior written consent of the Company.

     Section 3. Definitions. Capitalized terms, as used in this Agreement, have the following meanings:

     Commission means the Securities and Exchange Commission.

     Company has the meaning given to it in the Introduction.

     Exchange Act means The Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

     Governmental Authority means any government, any political subdivision, any governmental agency, bureau, department, board or commission, any court or tribunal or any other governmental instrumentality, whether federal, state or local, domestic or foreign.

     Material Activity has the meaning given to it in Section 1.4.

     Participating Holder has the meaning given to it in Section 1.2(a).

     Person means an individual, corporation, trust, joint venture, association, partnership or other entity, or any governmental or political subdivision or an agency or instrumentality thereof.

     Registration Expenses means all expenses incident to the Company's performance of or compliance with Section 1, including, (a) all registration, filing and National Association of Securities Dealers fees, (b) all fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) messenger and delivery expenses, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any "comfort" letters or any special audits required by or incident to such performance and compliance, (f) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding items described in clause (h) below, (g) fees and disbursements of counsel to the Selling Stockholder, and (h) underwriting discounts or commissions and brokerage fees for the sale of Registrable Securities.

     Registrable Securities means (a) the shares of Class A Common Stock issued by the Company to the Stockholder pursuant to the Transaction Agreement and (b) any shares of Class A Common Stock or other class of common stock of the Company issued in respect of the securities in the preceding clause by way of a stock dividend, stock split or reverse stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, (iii) they shall have been otherwise transferred, or
(iv) they shall have ceased to be outstanding.

     Registration Period has the meaning given to it in Section 1.1(a).

     Requesting Holder has the meaning given to it in Section 1.1(a).

     Securities Act means the Securities Act of 1933, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

     Selling Stockholder means a Requesting Holder or Participating Holder.

     Specified Agreements means these agreements listed on Schedule A hereto.

     Stockholder has the meaning given to it in the Introduction.

     Section 4. Miscellaneous.

     Section 4.1. Termination. This Agreement shall terminate, except for the provisions of Section 1.6, which shall survive any such termination, upon the termination of the Registration Period; provided that if the Selling Stockholder has made a request for registration pursuant to Section 1.1 or 1.2 prior to the termination of the Registration Period and all obligations with respect to such registration set forth in this Agreement have not been fulfilled or satisfied (including for the payment of Registration Expenses or pursuant to Section 1.3), this Agreement shall survive until the satisfaction or fulfillment of all such obligations with respect thereto.

     Section 4.2. Notices. All notices, consents, requests, instructions, approvals and other communications provided for in, or in connection with, this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one day after being sent by overnight courier service or by telecopy (so long as for notices or other communications sent by telecopy, the transmitting telecopy machine records electronic confirmation of the due transmission of the notice), at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

     If to the Company, to:

          NEXTLINK Communications, Inc.
          1505 Farm Credit Drive
          McLean, Virginia  22102
          Telecopy No. (703) 547-2025
          Attn: Gary D. Begeman, Esq.

          With a copy to:

          Willkie Farr & Gallagher
          787 Seventh Avenue
          New York, New York 10019-6099
          Telecopy No. (212) 728-8111
          Attention: Bruce R. Kraus, Esq.

     If to the Stockholder, to:

          Craig O. McCaw
          c/o Eagle River Investments, L.L.C.
          2300 Carillon Point
          Kirkland, Washington 98033
          Telecopy: (425) 828-8061
          Attention: C. James Judson, Esq.

     Section 4.3. Choice of Forum. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the

United States of America located in the State, City, and County of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waives, and agrees not to assert, as a defense in any action, suit, or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit, or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a court. Each of the parties hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 4.2 in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     Section 4.4. Amendments; Waivers, etc. (a) Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by an instrument in writing, signed by the party against which enforcement of such amendment, discharge, waiver or termination is sought.

     (b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 4.5. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

     Section 4.6. Section Headings. The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     Section 4.7. Integration. This Agreement constitutes the full and entire understanding and agreement of the parties and supersede any and all prior agreements, arrangements and understandings relating to the subject matters hereof and thereof.

     Section 4.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

     Section 4.9. Specific Performance. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        NM ACQUISITION CORP.

                                        By: /s/ Gary D. Begeman
                                            ------------------------------
                                            Name:  Gary D. Begeman
                                            Title: Vice President


                                            /s/ Craig O. McCaw
                                            ------------------------------
                                            Craig O. McCaw

                                   Schedule A

                              Specified Agreements
                              --------------------

     1. Registration Rights Agreement, dated January 15, 1997, among NEXTLINK Communications, Inc., Eagle River Investments, L.L.C., NEXTLINK, Inc., BWP, Inc., Rowena Family Limited Liability Company, Penns Light Communications, inc., Probe Ventures Corp., City Signal, inc., U.S. Network Corporations, G. Andrew Barfuss, J. Merrill Bean, Joan Bean and Scot Jarvis.

     2. Stock Purchase Agreement, dated June 6, 1997, between NEXTLINK Communications, Inc. and Comdisco Inc.

     3. Merger Agreement, dated July 28, 1997, among NEXTLINK Communications, Inc., R. Chadwick Paul, Jr. and John G. Englesson.

     4. Stock Purchase Agreement, dated October 31, 1997, among NEXTLINK Communications, Inc., Rosewood Property Company and Prime II Management, L.P.

     5. Registration Rights Agreement, dated November 4, 1997, between NEXTLINK Communications, Inc. and Wendy P. McCaw.

     6. Exchange Agreement, dated May 26, 1998, between NEXTLINK Communications, Inc. and Questar Corp.

     7. Asset Purchase Agreement, dated September 12, 1998, as amended by First, Second, Third, Fourth and Fifth Amendments thereto, between NEXTLINK Communications, Inc. and UTT.

     8. Registration Rights Agreement, dated January 14, 1999, as amended by Amendment to Registration Rights Agreement dated April 26, 1999 between NEXTLINK Communications, inc. and WNP Communications, Inc.

     9. Registration Rights Agreement between NEXTLINK Communications, Inc., Fortsmann Little & Co. Equity Partnership VI, L.P., FL Fund, L.P., and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership VII, L.P., dated January 20, 2000, by and among such parties.

     10. Amended and Restated Registration Rights Agreement between NEXTLINK Communications, Inc., Forstmann Little & Co. Equity Partnership VI, L.P., FL Fund L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership VII, L.P., to be entered into pursuant to the Stock Purchase Agreement, dated as of June 14, 2000, by and among NEXTLINK Communications, Inc., Forstmann Little & Co. Equity Partnership VI, L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership VII, L.P.

     11. Registration Rights Agreement between NEXTLINK Communications, Inc. and Lightspeed.com, dated as of April 11, 2000 between such parties.

     12. Registration Rights Agreement, dated as of June 30, 1999, between NEXTLINK Communications, Inc. and Craig O. McCaw.